SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                     November 21, 1996 (November 11, 1996)
                Date of Report (Date of earliest event reported)


                              DT INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


           0-23400                                      44-0537828
   (Commission File Number)                (I.R.S. Employer Identification No.)



             1949 East Sunshine, Suite 2-300, Springfield, MO 65804

                    (Address of principal executive offices)
                                   (Zip Code)


                                 (417) 890-0102

              (registrant's telephone number, including area code)

Item 5.  Other Events.

On November 11, 1996, the stockholders of DT Industries, Inc. (the "Company"), approved an amendment to the Restated Certificate of Incorporation of the Company which classified the Board of Directors of the Company into three classes of directors with staggered three-year terms. A Certificate of Amendment setting forth the text of the amendment was executed by the president and chief executive officer of the Company and attested by its secretary on November 11, 1996 and filed with the Secretary of State of Delaware on November 12, 1996.


Item 7.  Financial statements, pro forma financial information and exhibits


(a) Certificate of Amendment of Restated Certificate of Incorporation of the Company dated November 11, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DT INDUSTRIES, INC.


Date:  November 21, 1996              by  /s/  Bruce P. Erdel
                                          --------------------------------------
                                          Bruce P. Erdel
                                          Vice President - Finance and Secretary

                                 EXHIBIT INDEX

                                                              Page no. in
                                                              Sequential
Exhibit No.   Description                                     Numbering System
-----------   -----------                                     ----------------

    99        Certificate of Amendment of Restated
              Certificate of Incorporation of the Company dated November 11, 1996.